Exhibit 10.8

INDEMNIFICATION AGREEMENT (this “Agreement”)

dated as of             , 2009, between

Towers Watson & Co.

(the “Company”), and                                                               (“Indemnitee”)

WHEREAS, Indemnitee is currently serving or has agreed to serve as a director or officer of the Company; and

WHEREAS, the Board of Directors of the Company (the “Board of Directors”) has determined that the inability to attract and retain qualified persons as directors and officers would be detrimental to the best interests of the Company’s stockholders and that the Company should act to assure its directors and officers that there will be adequate certainty of protection through insurance and indemnification against risks of claims and actions against them arising out of their service to and activities on behalf of the Company; and

WHEREAS, the Company has adopted provisions in its certificate of incorporation and bylaws providing for indemnification and advancement of expenses of its directors and officers to the fullest extent permitted by the Delaware General Corporation Law (the “DGCL”), and the Company wishes to clarify and enhance the rights and obligations of the Company and Indemnitee with respect to indemnification and payment of expenses; and

WHEREAS, in order to induce and encourage highly experienced and capable persons such as Indemnitee to serve and continue to serve as directors and officers of the Company and in any other capacity with respect to the Company as the Company may request, and to otherwise promote the desirable end that such persons will resist what they consider unjustified lawsuits and claims made against them in connection with the good faith performance of their duties to the Company, with the knowledge that certain costs, judgments, penalties, fines, liabilities, amounts paid in settlement, and expenses actually and reasonably incurred by them in their defense of such litigation are to be borne by the Company and they will receive the maximum protection against such risks and liabilities as may be afforded by the DGCL, the Board of Directors has determined that this Agreement is reasonable and prudent to promote and ensure the best interests of the Company and its stockholders; and

WHEREAS, the Company desires to have Indemnitee continue to serve as a director or officer of the Company and in such other capacity with respect to the Company as the Company may request, as the case may be, free from undue concern for legal risks and personal liabilities by reason of Indemnitee acting in good faith in the performance of Indemnitee’s service to the Company; and Indemnitee desires to continue to serve the Company, on the express condition that he or she is furnished with the indemnity set forth hereinafter. All capitalized terms used herein have the meanings given to them in Section 18 of this Agreement.

NOW, THEREFORE, in consideration of Indemnitee’s continued service as a director or officer of the Company, the parties hereto agree as follows:

1.    Service by Indemnitee. Indemnitee will serve and/or continue to serve as a director or officer of the Company so long as Indemnitee is duly elected or appointed and until such time as Indemnitee’s successor is elected and qualified or Indemnitee ceases to be a director or is removed as permitted by law or the bylaws of the Company or tenders a resignation in writing.

2.    Indemnification. The Company shall indemnify Indemnitee to the fullest extent permitted by the DGCL in effect on the date hereof or as such law may from time to time be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Company to provide broader indemnification rights than said law permitted the Company to provide prior to such amendment), on the terms and conditions set forth in this Agreement. Without diminishing the scope of the indemnification provided by this Section 2, the rights of indemnification of Indemnitee provided hereunder shall include but shall not be limited to those rights hereinafter set forth, except that no indemnification shall be paid to Indemnitee:

(a)    to the extent expressly prohibited by the DGCL or the certificate of incorporation or bylaws of the Company;

(b)    on account of any suit in which judgment is rendered against Indemnitee for disgorgement of profits made from the purchase or sale by Indemnitee of securities of the Company pursuant to the provisions of Section 16(b) of the Exchange Act, or similar provisions of any federal, state or local statutory law;

(c)    on account of any suit in which judgment is rendered against Indemnitee for any reimbursement of any bonus or other incentive-based or equity-based compensation or of any profits realized by Indemnitee from the sale of securities of the Company, as required in each case under the Exchange Act, (including any such reimbursements that arise from an accounting restatement of the Company pursuant to Section 304 of the Sarbanes-Oxley Act of 2002, or the payment to the Company of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 306 of the Sarbanes-Oxley Act of 2002);

(d)    on account of conduct of the Indemnitee which is ultimately determined, by final judicial decision of a court of competent jurisdiction from which there is no further right to appeal to have been knowingly fraudulent or to constitute willful misconduct;

(e)    for which and to the extent that payment is actually made to Indemnitee under a valid and collectible insurance policy or under a valid and enforceable indemnity clause, provision of the certificate of incorporation or bylaws or agreement of the Company or any other company or organization where Indemnitee serves at the request of the Company (and the Indemnitee shall reimburse the Company for any amounts paid by the Company and subsequently so recovered by the Indemnitee), except in respect of any indemnity exceeding the payment under such insurance, indemnity clause, provision of the certificate of incorporation or bylaws or agreement;

(f)    in connection with a Proceeding, or part thereof (including claims and counterclaims) initiated by Indemnitee, except a judicial Proceeding pursuant to Section 10 to enforce rights under this Agreement, unless the Proceeding (or part thereof) was authorized by the Board of Directors; or

(g)    with respect to any Proceeding brought by or in the right of the Company against Indemnitee that is authorized by the Board of Directors, except as provided in Sections 4, 5 and 6 below.

3.    Proceedings Other than a Proceeding by or in the Right of the Company. Except as limited by Section 2 above, Indemnitee shall be entitled to the indemnification rights provided in this Section 3 if Indemnitee is a party or is threatened to be made a party to any Proceeding (other than a Proceeding by or in the right of the Company). Pursuant to this Section 3, Indemnitee shall be indemnified against all costs, judgments, penalties, fines, liabilities, amounts paid in settlement by or on behalf of Indemnitee, and Expenses, actually and reasonably incurred by Indemnitee in connection with such Proceeding, if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal Proceeding, had no reasonable cause to believe his or her conduct was unlawful.

4.    Indemnity in Proceedings by or in the Right of the Company. Except as limited by Section 2 above, Indemnitee shall be entitled to the indemnification rights provided in this Section 4 if Indemnitee was or is a party or is threatened to be made a party to any Proceeding brought by or in the right of the Company to procure a judgment in its favor. Pursuant to this Section 4, Indemnitee shall be indemnified against all costs, judgments, penalties, fines, liabilities, amounts paid in settlement by or on behalf of Indemnitee, and Expenses actually and reasonably incurred by Indemnitee in connection with such Proceeding if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company; provided, however, that no such indemnification shall be made in respect of any claim, issue, or matter as to which the DGCL expressly prohibits such indemnification by reason of any adjudication of liability of Indemnitee to the Company, unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such Proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, Indemnitee is entitled to indemnification for such costs, judgments, penalties, fines, liabilities, amounts paid in settlement and Expenses as such court shall deem proper.

5.    Indemnification for Costs, Charges and Expenses of Successful Party. Notwithstanding the limitations of Section 2(g), 3 and 4 above, to the extent that Indemnitee has been successful, on the merits or otherwise, in whole or in part, in defense of any Proceeding or in defense of any claim, issue or matter therein, including, without limitation, the dismissal of any action without prejudice, or if it is ultimately determined, by final judicial decision of a court of competent jurisdiction from which there is no further right to appeal that Indemnitee is otherwise entitled to be indemnified against Expenses, Indemnitee shall be indemnified against all Expenses actually and reasonably incurred in connection therewith.

6.    Partial Indemnification. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the costs, judgments, penalties, fines, liabilities, amounts paid in settlement by or on behalf of Indemnitee, or Expenses actually and reasonably incurred in connection with any Proceeding, or in connection with any judicial Proceeding pursuant to Section 10 to enforce rights under this Agreement, but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion of such costs, judgments, penalties, fines, liabilities, amounts paid in settlement, and Expenses actually and reasonably incurred to which Indemnitee is entitled.

7.    Indemnification for Expenses of a Witness. Notwithstanding any other provision of this Agreement, to the maximum extent permitted by the DGCL, Indemnitee shall be entitled to indemnification against all Expenses actually and reasonably incurred or suffered by Indemnitee or on Indemnitee’s behalf if Indemnitee appears as a witness or otherwise incurs legal expenses as a result of or related to Indemnitee’s service as a director or officer of the Company, in any threatened, pending or completed investigation, action, suit or other proceeding or matter, whether of a civil, criminal, administrative or investigative nature.

8.    Determination of Entitlement to Indemnification. Upon written request by Indemnitee for indemnification pursuant to Sections 3, 4, 5, 6 or 7 the entitlement of Indemnitee to indemnification, to the extent not provided pursuant to the terms of this Agreement, shall be determined by the following person or persons who shall be empowered to make such determination: (a) in the event that no Change of Control has occurred, by (i) the Board of Directors by a majority vote of Disinterested Directors, whether or not such majority constitutes a quorum; (ii) a committee of Disinterested Directors designated by a majority vote of such directors, whether or not such majority constitutes a quorum; (iii) if there are no Disinterested Directors, or if the Disinterested Directors so direct, by Independent Counsel in a written opinion to the Board of Directors, a copy of which shall be delivered to Indemnitee; or (iv) the stockholders of the Company and (b) in the event that a Change of Control has occurred, by Independent Counsel in a written opinion to the Board of Directors, a copy of which shall be delivered to Indemnitee. Independent Counsel shall be selected by the Board of Directors and approved by Indemnitee. Upon failure of the Board of Directors to select an Independent Counsel or upon failure of Indemnitee to approve such choice, such Independent Counsel shall be selected upon application to a court of competent jurisdiction. Such determination of entitlement to indemnification shall be made, and unless a contrary determination is made, such indemnification shall be paid in full by the Company not later than 60 calendar days after receipt by the Company of a written request for indemnification. If the person making such determination shall determine that Indemnitee is entitled to indemnification as to part (but not all) of the application for indemnification, such person shall reasonably prorate such partial indemnification among the claims, issues or matters at issue at the time of the determination.

9.    Presumptions and Effect of Certain Proceedings.

(a)    The Secretary of the Company shall, promptly upon receipt of Indemnitee’s written request for indemnification, advise in writing the Board of Directors or such other person or persons empowered to make the determination as provided in Section 8 that Indemnitee has made such request for indemnification. Upon making such request for indemnification, Indemnitee shall be presumed to be entitled to indemnification hereunder and the Company shall have the burden of proof in making any determination contrary to such presumption.

If the person or persons so empowered to make such determination shall have failed to make the requested determination with respect to indemnification within 60 calendar days after receipt by the Company of such request, a requisite determination of entitlement to indemnification shall be deemed to have been made and Indemnitee shall be absolutely entitled to such indemnification, absent actual and material fraud in the request for indemnification. The termination of any Proceeding described in Section 3 or 4 by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself: (a) create a presumption that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, or, with respect to any criminal Proceeding, that Indemnitee had reasonable cause to believe that Indemnitee’s conduct was unlawful; or (b) otherwise adversely affect the rights of Indemnitee to indemnification except as may be provided herein.

(b)    The Indemnitee shall be deemed to have acted in good faith if the Indemnitee’s action is based on the records or books of account of the Company, including financial statements, or on information supplied to the Indemnitee by the officers of the Company in the course of their duties, or on the advice of legal counsel for the Company or on information or records given or reports made to the Company by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Company. In addition, the knowledge and/or actions, or failure to act, of any other director, or of any officer, agent or employee of the Company shall not be imputed to the Indemnitee for purposes of determining the right to indemnification under this Agreement. Whether or not the foregoing provisions of this Section 9 are satisfied, it shall in any event be presumed that the Indemnitee has at all times acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company. Anyone seeking to overcome this presumption shall have the burden of proof and the burden of persuasion by clear and convincing evidence.

10.    Remedies of Indemnitee in Cases of Determination not to Indemnify or to Pay Expenses. In the event that a determination is made that Indemnitee is not entitled to indemnification hereunder or if payment has not been timely made following a determination of entitlement to indemnification pursuant to Sections 8 and 9, or if Expenses are not paid pursuant to Section 15, Indemnitee shall be entitled to final adjudication in a court of competent jurisdiction in the State of Delaware of entitlement to such indemnification or payment of Expenses. Alternatively, Indemnitee at Indemnitee’s option may seek an award in an arbitration to be conducted by a single arbitrator pursuant to the rules of the American Arbitration Association, such award to be made within 60 calendar days following the filing of the demand for arbitration. The Company shall not oppose Indemnitee’s right to seek any such adjudication or award in arbitration or any other claim. In any suit or arbitration brought by Indemnitee to enforce a right to indemnification hereunder (but not in a suit or arbitration brought by Indemnitee to enforce a right to an advancement of Expenses), it shall be a defense that Indemnitee did not act in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal Proceeding, had no reasonable cause to believe his or her conduct was unlawful. Neither the failure of the Company (including the Disinterested Directors, a committee of Disinterested Directors, Independent Counsel or its stockholders) to have made a determination prior to the commencement of such suit or arbitration that indemnification of Indemnitee is proper in the circumstances because Indemnitee has met the standard of conduct described above, nor an actual determination by the Company (including the Disinterested Directors, a committee of Disinterested Directors, Independent Counsel or its stockholders) that Indemnitee has not met the standard of conduct described above shall create a presumption that Indemnitee has not met the standard of conduct described above, or, in the case of such a suit brought by Indemnitee, be a defense to such suit.

The determination in any such judicial proceeding or arbitration shall be made de novo and Indemnitee shall not be prejudiced by reason of a determination (if so made) pursuant to Sections 8 or 9 that Indemnitee is not entitled to indemnification. If a determination is made or deemed to have been made pursuant to the terms of Sections 8 or 9 that Indemnitee is entitled to indemnification, the Company shall be bound by such determination and is precluded from asserting that such determination has not been made or that the procedure by which such determination was made is not valid, binding and enforceable. The Company further agrees to stipulate in any such court or before any such arbitrator that the Company is bound by all the provisions of this Agreement and is precluded from making any assertions to the contrary. If the court or arbitrator shall determine that Indemnitee is entitled to any indemnification or payment of Expenses hereunder, the Company shall pay all Expenses actually and reasonably incurred by Indemnitee in connection with such adjudication or award in arbitration (including, but not limited to, any appellate Proceedings), and in any suit brought by the Company to recover a payment of Expenses pursuant to the terms of an undertaking, the Company shall pay all Expenses actually and reasonably incurred by the Indemnitee in connection with such suit to the extent the Indemnitee has been successful, on the merits or otherwise, in whole or in part, in defense of such suit.

11.    Other Rights to Indemnification. Indemnification and payment of Expenses provided by this Agreement shall not be deemed exclusive of any other rights that Indemnitee may now or in the future be entitled under any provision of the Company’s certificate of incorporation, bylaws or other organizational documents, any vote of stockholders or Disinterested Directors, any provision of law, any agreement or otherwise.

12.    Expenses to Enforce Agreement. In the event that Indemnitee is subject to or intervenes in any Proceeding in which the validity or enforceability of this Agreement is at issue or seeks an adjudication or award in arbitration to enforce Indemnitee’s rights under, or to recover damages for breach of, this Agreement, Indemnitee, if Indemnitee prevails in whole or in part in such Proceeding, shall be entitled to recover from the Company and shall be indemnified by the Company against any Expenses actually and reasonably incurred by Indemnitee in connection with such Proceeding.

13.    Continuation of Indemnity. All agreements and obligations of the Company contained herein shall continue during the period Indemnitee is a director, officer, employee , agent or fiduciary of the Company or is serving at the request of the Company as a director, officer, member, employee, agent or fiduciary of any other entity (including, but not limited to, another corporation, partnership, limited liability company, joint venture or trust) and shall continue thereafter with respect to any possible claims based on the fact that Indemnitee was a director, officer, employee or agent of the Company or was serving at the request of the Company as a director, officer, member, employee or agent or fiduciary of any other entity (including, but not limited to, another corporation, partnership, limited liability company, joint venture or trust). This Agreement shall be binding upon all successors and assigns of the Company (including any transferee of all or substantially all of its assets and any successor by merger or operation of law) and shall inure to the benefit of the Indemnitee and his/her estate, spouse, successors, assigns, heirs, devisees, executors, administrators, personal representatives and other legal representatives.

14.    Notification and Defense of Claim. Promptly after receipt by Indemnitee of notice of any Proceeding, Indemnitee will, if a claim in respect thereof is to be made against the Company under this Agreement, notify the Company in writing of the commencement thereof; provided, however, that any omission by Indemnitee to so notify the Company will not relieve the Company from any liability that it may have to Indemnitee, except to the extent the Company is actually and materially prejudiced (through the forfeiture of substantive rights or defenses) in its defense of such Proceeding as a result of such failure. Notwithstanding any other provision of this Agreement, with respect to any such Proceeding of which Indemnitee notifies the Company:

(a)    The Company shall be entitled to participate therein at its own expense;

(b)    Except as otherwise provided in this Section 14(b), the Company, in its discretion and jointly with any other indemnifying party similarly notified, shall be entitled to assume the defense thereof, with counsel satisfactory to Indemnitee. After notice from the Company to Indemnitee of its election so to assume the defense thereof, the Company shall not be liable to Indemnitee under this Agreement for any expenses of counsel subsequently incurred by Indemnitee in connection with the defense thereof except as otherwise provided below. Indemnitee shall have the right to employ Indemnitee’s own counsel in such Proceeding, but the fees and expenses of such counsel actually and reasonably incurred after notice from the Company of its assumption of the defense thereof shall be borne by Indemnitee and the Company will have no responsibility therefor, unless (i) the employment of counsel by Indemnitee has been authorized by the Company, (ii) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of the defense of such Proceeding or (iii) the Company shall not within 60 calendar days of receipt of notice from Indemnitee in fact have employed counsel to assume the defense of the Proceeding, in each of which cases the fees and expenses of Indemnitee’s counsel shall be borne by the Company. The Company shall not be entitled to assume the defense of any Proceeding brought by or on behalf of the Company or as to which Indemnitee shall have made the conclusion provided for in (ii) above; and

(c)    If the Company has assumed the defense of a Proceeding, the Company shall not be liable to indemnify Indemnitee under this Agreement for any amounts paid in settlement of any Proceeding effected without the Company’s written consent. The Company shall not settle any Proceeding in any manner that would impose any penalty or limitation on or disclosure obligation with respect to Indemnitee without Indemnitee’s written consent. Neither the Company nor Indemnitee will unreasonably withhold its consent to any proposed settlement.

15.    Payment of Expenses. All Expenses actually and reasonably incurred by Indemnitee in defending any Proceeding described in Section 3 or 4 shall be paid by the Company in advance of the final disposition of such Proceeding at the written request of Indemnitee to the Company, each such payment to be made within 20 calendar days after the receipt by the Company of a statement or statements from Indemnitee requesting such payment or payments from time to time. Indemnitee’s entitlement to such Expenses shall include those actually and reasonably incurred in connection with any Proceeding by Indemnitee seeking a judgment in court or an adjudication or award in arbitration pursuant to this Agreement (including the enforcement of this provision) to the extent the court or arbitrator shall determine that Indemnitee is entitled to a payment of Expenses hereunder. Such statement or statements shall reasonably evidence the Expenses actually and reasonably incurred by Indemnitee in connection therewith and shall include or be accompanied by an undertaking, in substantially the form attached as Exhibit 1, by or on behalf of Indemnitee to reimburse such amount if it is ultimately determined, by final judicial decision of a court of competent jurisdiction from which there is no further right to appeal, that Indemnitee is not entitled to be indemnified against such Expenses by the Company as provided by this Agreement or otherwise. Indemnitee’s undertaking to reimburse any such amounts is not required to be secured.

16.    Separability. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever (a) the validity, legality and enforceability of the remaining provisions of this Agreement (including without limitation, all portions of any paragraphs of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not by themselves invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby, and (b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, all portions of any paragraph of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent of the parties that the Company provide protection to Indemnitee to the fullest enforceable extent.

17.    Headings; References; Pronouns. The headings of the sections of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof. References herein to section numbers are to sections of this Agreement. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural as appropriate.

18.    Definitions. For purposes of this Agreement:

(a)    “Change of Control” of the Company shall be deemed to have occurred if, after the date of this Agreement, (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the total voting power represented by the Company’s then outstanding Voting Securities (as defined below), or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors and any new director whose election by the Board of Directors or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof, or (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least 80% of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of (in one transaction or a series of transactions) all or substantially all the Company’s assets; provided, that the closing of the mergers and the other transactions contemplated by the Merger Agreement shall not constitute a Change of Control for any purpose under this Agreement. The term “Voting Securities” means any securities of the Company that vote generally in the election of directors.

(b)    “Disinterested Director” means a director of the Company who is not or was not a party to the Proceeding in respect of which indemnification is being sought by Indemnitee.

(c)    “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(d)    “Expenses” includes, without limitation, expenses actually and reasonably incurred in connection with the defense or settlement of any and all Proceedings, including any and all appeals, attorneys’ fees, witness fees and expenses, fees and expenses of accountants and other advisors, retainers and disbursements and advances thereon, the premium, security for, and other costs relating to any bond (including cost bonds, appraisal bonds or their equivalents), and any expenses of establishing a right to indemnification under Sections 8, 10 and 12 above but shall not include the amount of judgments, fines or penalties actually levied against Indemnitee.

(e)    “Independent Counsel” means a law firm or a member of a law firm that neither is presently nor in the past five years has been retained to represent: (i) the Company or Indemnitee in any matter material to either such party, or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term “Independent Counsel” shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee’s right to indemnification under this Agreement.

(f)    “Merger Agreement” means the Agreement and Plan of Merger, dated as of June 26, 2009, among the Corporation, Watson Wyatt Worldwide, Inc., a Delaware corporation, Towers, Perrin, Forster & Crosby, Inc., a Pennsylvania corporation, Jupiter Saturn Holding Company, a Delaware corporation, Jupiter Saturn Pennsylvania Inc., a Pennsylvania corporation and Jupiter Saturn Delaware Inc., a Delaware corporation (as it may be amended, supplemented, modified or waived from time to time).

(f)    “Proceeding” means any action, suit, arbitration, alternative dispute mechanism, inquiry, judicial, administrative, or legislative hearing, investigation, or any other threatened, pending, or completed proceeding, whether brought by or in the right of the Company or otherwise, including any and all appeals, whether of a civil, criminal, administrative, legislative, investigative, or other nature, for which indemnification is not prohibited under Sections 2(a)-(d) above and to which the Indemnitee was or is a party or is threatened to be made a party or is otherwise involved in by reason of the fact that the Indemnitee is or was a director, officer, member, employee, agent or fiduciary of the Company, or is or was serving at the request of the Company as a director, officer, member, employee, agent or fiduciary of another corporation, partnership, limited liability company, joint venture, trust, or other enterprise, including service with respect to an employee benefit plan, or by reason of anything done or not done by Indemnitee in any such capacity, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, member, employee, agent, or fiduciary or in any other capacity while serving as a director, officer, member, employee, agent, or fiduciary, whether or not the Indemnitee is serving in such capacity at the time any liability, expense or loss is incurred for which indemnification or reimbursement can be provided under this Agreement.

19.    Notices. All notices, requests, demands or other communications hereunder shall be in writing and shall be deemed to have been duly given if (i) delivered by hand with receipt acknowledged by the party to whom said notice or other communication shall have been directed or if (ii) mailed by certified or registered mail, return receipt requested, with postage prepaid, on the date shown on the return receipt:

If to the Indemnitee, at the address on record with the Secretary of the Company.

If to the Company, to:

Towers Watson & Co.

Attention:

Facsimile:

or to such other address as may be furnished to the Indemnitee by the Company or to the Company by the Indemnitee, as the case may be.

20.    Other Provisions.

(a)    This Agreement shall be interpreted and enforced in accordance with the laws of Delaware, without reference to the principles governing the conflict of laws applicable in that or any other jurisdiction.

(b)    This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced as evidence of the existence of this Agreement.

(c)    This agreement shall not be deemed an employment contract between the Company and any Indemnitee who is an officer of the Company, and, if Indemnitee is an officer of the Company, Indemnitee specifically acknowledges that Indemnitee may be discharged at any time for any reason, with or without cause, and with or without severance compensation, except as may be otherwise provided in a separate written contract between Indemnitee and the Company.

(d)    Upon a payment to Indemnitee under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of Indemnitee to recover against any person for such liability, and Indemnitee shall execute all documents and instruments required and shall take such other actions as may be necessary to secure such rights, including the execution of such documents as may be necessary for the Company to bring suit to enforce such rights.

(e)    No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the day and year first above written.

TOWERS WATSON & CO.

By
Name: Title:

Indemnitee

EXHIBIT 1

UNDERTAKING TO REPAY INDEMNIFICATION EXPENSES

I _____________________________________________________________________________________, agree to reimburse Towers Watson & Co. (the “Company”) for all expenses paid to me or on my behalf by the Company for my defense in any action, suit, arbitration, alternative dispute mechanism, inquiry, judicial, administrative, or legislative hearing, investigation, or any other threatened, pending, or completed proceeding, whether brought by or in the right of the Company or otherwise, including any and all appeals, whether of a civil, criminal, administrative, legislative, investigative, or other nature, in the event, and to the extent that it shall ultimately be determined, by final judicial decision of a court of competent jurisdiction from which there is no further right to appeal, that I am not entitled to be indemnified by the Company for such expenses.

Signature

Typed Name

Office

                            ) ss:

Before me                                     , on this day personally appeared                                     , known to me to be the person whose name is subscribed to the foregoing instrument, and who, after being duly sworn, stated that the contents of said instrument is to the best of his/her knowledge and belief true and correct and who acknowledged that he or she executed the same for the purpose and consideration therein expressed.

GIVEN under my hand and official seal at                     , this                      day of                     , 200__.

Notary Public

My commission expires: